UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 10, 2006
                                                  ------------------------------


                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         New Jersey                001-16197                 22-3537895
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
  of Incorporation)                File Number)              Identification No.)


158 Route 206, Peapack-Gladstone, New Jersey                      07934
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code   (908) 234-0700
                                                     ---------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 , CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal  Officers;  Election of
            Directors;  Appointment  of Principal Officers

            After 30 years of service, Mr. Jack D. Stine, Director of Peapack-Gladstone Financial Corporation announced his retirement at a meeting of the board of directors of the Corporation on August 10, 2006. The retirement will be effective on December 31, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PEAPACK-GLADSTONE FINANCIAL CORPORATION



Dated:   August 16, 2006              By:  /s/ Arthur F. Birmingham
                                           -------------------------------------
                                      Name:   Arthur F. Birmingham
                                      Title:  Executive Vice President and Chief
                                              Financial Officer